MS P-2 07/15

SUPPLEMENT DATED JULY 31, 2015

TO THE PROSPECTUS DATED

MAY 1, 2015

OF

FRANKLIN MUTUAL SERIES FUNDS

 (Franklin Mutual Beacon Fund, Franklin Mutual European Fund, Franklin Mutual Financial Services Fund, Franklin Mutual Global Discovery Fund, Franklin Mutual International Fund, Franklin Mutual Quest Fund, Franklin Mutual Shares Fund)

The prospectus is amended as follows:

I.  For the Franklin Mutual Beacon Fund, the “Fund Summary – Portfolio Managers” section on page 8 is revised as follows:

Investment Manager

Franklin Mutual Advisers, LLC (Franklin Mutual)

Portfolio Managers

Christian Correa, CFA   Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2007.

Mandana Hormozi    Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2009.

Aman Gupta, CFA   Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2014.

II.  For the “Fund Details – Management” section, the second paragraph, “Under an agreement with Franklin Mutual…” beginning on page 97 has been removed.

III.  For the “Fund Details – Management” section beginning on page 98, Christian Correa’s information is revised as follows:

Christian Correa, CFA   Portfolio Manager of Franklin Mutual

Mr. Correa has been a lead portfolio manager for the Franklin Mutual Beacon Fund since 2007. He joined Franklin Templeton Investments in 2003.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement with your prospectus for reference.

MS SA-3 07/15

SUPPLEMENT DATED JULY 31, 2015
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2015
OF
FRANKLIN MUTUAL SERIES FUNDS

 (Franklin Mutual Beacon Fund, Franklin Mutual European Fund, Franklin Mutual Financial Services Fund, Franklin Mutual Global Discovery Fund, Franklin Mutual International Fund, Franklin Mutual Quest Fund, Franklin Mutual Shares Fund)

The Statement of Additional Information is amended as follows:

I. The second and fourth paragraphs of the “Management and Other Services – Investment manager and services provided” section on page 56 are revised as follows:

The investment manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The investment manager also selects the brokers who execute the Fund's portfolio transactions. The investment manager provides periodic reports to the board, which reviews and supervises the investment manager's investment activities. To protect the Fund, the investment manager and its officers, directors and employees are covered by fidelity insurance.

The Fund, its investment manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its investment manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

II. The fifth paragraph of the “Management and Other Services – Investment manager and services provided” section on page 56 has been removed.

Please keep this supplement with your Statement of Additional Information for future reference.